SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): January 7, 2003
                                                          ---------------



                         ebank Financial Services, Inc.
                         ------------------------------
                            (Exact name of registrant
                          as specified in its charter)




   Georgia                         333-41545                 58-2349097
  (State or other                (Commission            (I.R.S. Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)




        2410 Paces Ferry Road, Suite 190, Atlanta, Georgia      30339
        -------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code: (770) 863-9225
                                                           --------------



                                 Not Applicable
                                 --------------
      (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On January 10, 2003, ebank Financial Services, Inc., formally known as ebank.com, Inc., issued a press release announcing the sale of its wholly owned securities brokerage subsidiary, Peachtree Capital Corporation. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

     On January 7, 2003, ebank Financial Services entered into a definitive agreement and closed the sale of all of the outstanding capital stock of Peachtree Capital Corporation to Caroline O. and Steven Harless. The agreement is effective as of December 31, 2002. In exchange for all the capital stock of Peachtree Capital, Caroline O. and Steven Harless, delivered to ebank Financial Services (1) 76,792 previously issued shares of it's Series B-1 preferred stock valued at $225,000; (2) 76,792 previously issued shares of it's Series B-2 preferred stock valued at $225,000; and (3) a cash payment of $578,000. The amount of consideration was determined based upon arm's length negotiations. Pursuant to the agreement, Ms. Harless also resigned as a director of ebank Financial Services. A copy of the stock purchase agreement is attached as
Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

                  Exhibit No.             Description
                  -----------             -----------
                    99.1                  Stock Purchase Agreement dated
                                          December 31, 2002
                    99.2                  Press release issued January 10, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EBANK FINANCIAL SERVICES, INC.



                                     By:  /s/ Wayne W. Byers
                                         ------------------------------------
                                         Wayne W. Byers, Chief Financial Officer

Dated: January 10, 2003

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

  99.1            Stock Purchase Agreement dated December 31, 2002
  99.2            Press release issued January 10, 2003